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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 1999


                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
 -------------------------------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         United States                         333-74303                           22-2382028
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


       802 Delaware Avenue, Wilmington, DE                  19801
       ---------------------------------------              ----------
       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050



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Item 5.  Other Events:

                  Chase Credit Card Master Trust, which is formerly known as Chemical Master Card Trust I, is the issuer of 21 outstanding series of asset backed certificates. The certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and the Bank of New York, as trustee.

         On November 15, 1999, Chase USA, on behalf of The Chase Manhattan Bank, as servicer, distributed monthly interest to the holder of the 1999-3 series certificate. Chase USA furnished a copy of the monthly statement to the certificateholder for the series as required by the Pooling and Servicing Agreement. A copy of the monthly statement to the certificateholder is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).     Exhibits

               Exhibits          Description
               ----------        -----------

               20.1 Monthly Report with respect to the November 15, 1999 distribution



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 30, 1999

                                   By: THE CHASE MANHATTAN BANK,
                                   USA, NATIONAL ASSOCIATION
                                   as Servicer


                                   By: /s/ Patricia Garvey
                                   -----------------------------------
                                   Name:  Patricia Garvey
                                   Title: Vice President



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                                  INDEX TO EXHIBITS
                                  -----------------

Exhibit No.                       Description
---------------                   -----------------
20.1                              Monthly Reports with respect to the
                                  November 15, 1999 distribution